Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of Lithium Americas Corp. (the “Company”) for the period ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Pablo Mercado, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to the best of her knowledge and belief:

(1)
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Pablo Mercado
Pablo Mercado
Chief Financial Officer

Dated: March 18, 2024